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                                                                    EXHIBIT 10.4

                             STOCKHOLDERS AGREEMENT

                  STOCKHOLDERS AGREEMENT ("Agreement"), dated as of February 4, 2004, by and among TOWN SPORTS INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Company"), TOWN SPORTS INTERNATIONAL, INC., a New York corporation ("TSI"), BRUCKMANN, ROSSER, SHERRILL & CO., L.P., a Delaware limited partnership ("BRS"), the individuals and entities listed on the BRS Investor Signature Pages hereto (each, a "BRS Investor", and collectively, the "BRS Investors"), FARALLON CAPITAL PARTNERS, L.P., a California limited partnership ("FCP"), FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P., a California limited partnership ("FCIP"), RR CAPITAL PARTNERS, L.P., a Delaware limited partnership ("RRC"), and FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P., a California limited partnership ("FII" and, together with FCP, FCIP, and RRC, the "Farallon Investors", and individually, a "Farallon Investor"), CANTERBURY DETROIT PARTNERS, L.P., a Delaware limited partnership ("Canterbury Detroit"), CANTERBURY MEZZANINE CAPITAL, L.P., a Delaware limited partnership ("Canterbury Mezzanine" and, together with Canterbury Detroit, the "Canterbury Investors", and individually, a "Canterbury Investor"), ROSEWOOD CAPITAL, L.P., a Delaware limited partnership ("Rosewood"), ROSEWOOD CAPITAL IV, L.P., a Delaware limited partnership ("Rosewood IV"), ROSEWOOD CAPITAL IV ASSOCIATES, L.P., a Delaware limited partnership ("Rosewood Associates" and, collectively with Rosewood and Rosewood IV, the "Rosewood Investors", and individually, a "Rosewood Investor"), CAPITALSOURCE HOLDINGS LLC, a Delaware limited liability company ("CapitalSource"), KEITH ALESSI ("Alessi"), PAUL ARNOLD ("Arnold"), and certain stockholders of the Company listed on the Executive Signature Page hereto, including those Persons who have executed joinders to the Original Shareholders Agreement (each, an "Executive", collectively, the "Executives") (BRS, the BRS Investors, the Farallon Investors, the Canterbury Investors, the Rosewood Investors, CapitalSource, Alessi, Arnold and the Executives are referred to collectively herein, together with each of their respective Permitted Transferees (as defined herein), as the "Stockholders" and, individually as a "Stockholder"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in Section 1.

                  WHEREAS, the Stockholders currently own all of the issued and outstanding capital stock of TSI consisting of Class A Common Stock, par value $.001 per share (the "TSI Class A Common"), Series A Preferred Stock, par value $1.00 per share (the "TSI Series A Preferred"), and Series B Preferred Stock, par value $1.00 per share (the "TSI Series B Preferred"), as specified for each Stockholder on Schedule A attached hereto;

                  WHEREAS, the Stockholders are currently parties to that certain Amended and Restated Shareholders Agreement, dated as of November 13, 1998, by and among TSI and the Stockholders (the "Existing TSI Shareholders Agreement");

                  WHEREAS, TSI, the Company and the Stockholders have entered into a Restructuring Agreement, dated as of the date hereof (the "Restructuring Agreement"), pursuant to which TSI shall be reorganized as a wholly-owned subsidiary of the Company by having (a) each of the Stockholders contribute and deliver to the Company the shares of TSI Class A Common, TSI Series A Preferred and TSI Series B Preferred owned by each Stockholder as specified for such Stockholder on Schedule A attached hereto in exchange for all of the issued

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and outstanding capital stock of the Company consisting of Class A Common Stock, par value $.001 per share (the "Class A Common"), Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred"), and Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred"), as specified for each Stockholder on Schedule A attached hereto, and (b) immediately following the initial Stockholder contribution, the Company contribute and deliver to TSI for cancellation the shares of TSI Class A Common, TSI Series A Preferred and TSI Series B Preferred held by it in exchange for 1,000 shares of TSI Class A
Common, representing all of the issued and outstanding capital stock of TSI (collectively, the "Restructuring");

                  WHEREAS, in conjunction with the Restructuring, TSI and the Stockholders desire to cancel and terminate the Existing TSI Shareholders Agreement; and

                  WHEREAS, the Company and the Stockholders desire to enter into this Agreement for the purposes, among others, of (a) establishing the composition of the Company's Board of Directors (as in effect from time to time, the "Board"), (b) assuring continuity in the management and ownership of the Company and (c) limiting the manner and terms by which the Stockholder Shares may be transferred.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Approved Sale" means the sale of the Company, in a single transaction or a series of related transactions, to an Unaffiliated Third Party
(a) pursuant to which such Unaffiliated Third Party proposes to acquire all of the outstanding Common Stock (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Stock or otherwise) or all or substantially all of the consolidated assets of the Company, (b) which has been approved by the Board and holders of a majority of the outstanding BRS Shares, voting together as a single class, and (c) pursuant to which all holders of Stockholder Shares and Preferred Shares receive at the same time (whether in such transaction or, with respect to an asset sale, upon a subsequent liquidation) the same form and amount of consideration (x) per share of Common Stock (as adjusted for any consideration payable by such holders in connection with the exercise of any Common Options) with respect to holders of Stockholder Shares, (y) per share of Preferred Stock (which shall in no event be less than the Liquidation Value (plus accrued and unpaid dividends)) with respect to holders of Preferred Shares, or if any holders of Stockholder Shares or Preferred Shares are given an option as to the form and amount of consideration received, all such holders of Stockholder Shares or Preferred Shares, as the case

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may be, are given the same option; provided, that such consideration shall be deemed to include any other consideration paid or payable by such Unaffiliated Third Party to any holder of Stockholder Shares in connection with such transaction, or otherwise directly or indirectly related to such transaction, which is not in exchange for or attributable to securities of the Company held by such holder.

                  "Approved TSI Sale" means the sale of TSI, in a single transaction or a series of related transactions, to an Unaffiliated Third Party
(a) pursuant to which such Unaffiliated Third Party proposes to acquire all of the outstanding TSI Common Stock (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Stock or otherwise) or all or substantially all of the consolidated assets of TSI, (b) which has been approved by the Board of Directors of TSI and holders of a majority of the outstanding BRS Shares, voting together as a single class, and
(c) pursuant to which all holders of Stockholder Shares and Preferred Shares receive at the same time (whether in such transaction or upon a subsequent liquidation of TSI or the Company) the same form and amount of consideration (x) per share of Common Stock (as adjusted for any consideration payable by such holders in connection with the exercise of any Common Options) with respect to holders of Stockholder Shares, (y) per share of Preferred Stock (which shall in no event be less than the Liquidation Value (plus accrued and unpaid dividends)) with respect to holders of Preferred Shares, or if any holders of Stockholder Shares or Preferred Shares are given an option as to the form and amount of consideration received, all such holders of Stockholder Shares or Preferred Shares, as the case may be, are given the same option; provided, that such consideration shall be deemed to include any other consideration paid or payable by such Unaffiliated Third Party to any holder of Stockholder Shares in connection with such transaction, or otherwise directly or indirectly related to such transaction.

                  "BRS Shares" means Stockholder Shares owned by BRS and the BRS Investors, or any of their respective Permitted Transferees.

                  "CapitalSource Shares" means Stockholder Shares owned by CapitalSource or any of its Permitted Transferees.

                  "Common Options" means, collectively, the options to purchase Class A Common (a) prior to the date hereof, granted to certain Executives pursuant to the Town Sports International, Inc. Fourth Amended and Restated 1996 Stock Option Plan and the Common Stock Option Agreements, by and between TSI and each of the Executives and transferred to Holdings pursuant to the Restructuring and the documents related thereto, and (b) on or after the date hereof, granted to certain Executives pursuant to the Town Sports International Holdings, Inc. 2004 Stock Option Plan and the Common Stock Option Agreements, by and between the Company and each of the Executives.

                  "Common Stock" means, collectively, the Class A Common, the Class B Common Stock, par value $.001 per share (the "Class B Common"), and any other class of common stock of the Company, or if such outstanding Common Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

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                  "Executive Shares" means Stockholder Shares owned by the
Executives or any of their respective Permitted Transferees.

                  "Family Group" means, with respect to an individual Stockholder, (i) such Stockholder's spouse, former spouse and descendants (whether natural or adopted), parents and their descendants, descendants of such brothers and sisters and any spouse of the foregoing individuals or (ii) any trust solely for the benefit of any of the individuals listed in clause (i) above.

                  "Farallon Shares" means Stockholder Shares owned by the Farallon Investors or their respective Permitted Transferees.

                  "Initial Public Offering" means the sale, in the initial underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock where, after such offering, the Common Stock sold in such offering is subject to being traded on the NASDAQ National Market or a national securities exchange.

                  "Investors" means, collectively, BRS and the Farallon
Investors.

                  "Liquidation Value" means, with respect to any share of any series of Preferred Stock, the "Liquidation Value" for such shares or series as defined and determined in accordance with the Company's Certificate of Incorporation, as in effect from time to time.

                  "Other Stockholders" means, with respect to a Stockholder, all Stockholders other than such Stockholder.

                  "Ownership Ratio" means, as to a Stockholder at the time of determination, the percentage obtained by dividing the amount of shares of Common Stock held by such Stockholder on a fully diluted basis at such time by the aggregate amount of shares of Common Stock outstanding on a fully diluted basis at such time.

                  "Permitted Transferees" has the meaning set forth in Section 4(c).

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity or a governmental entity (or any department, agency or political subdivision thereof).

                  "Preferred Shares" means, (i) any Preferred Stock now held or hereafter acquired by the Stockholders, and (ii) any securities issued or issuable directly or indirectly with respect to the securities described in clause (i) above by way of stock dividend, stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Preferred Shares, such shares will cease to be Preferred Shares when they have been sold in an Approved Sale, transferred pursuant to Section 4(a) or 4(b) hereof, or upon the consummation of an Initial Public Offering. For purposes of this Agreement, a Person will be deemed a holder of Preferred Shares whenever such Person has the rights to acquire directly or indirectly such Preferred Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or

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limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Preferred Stock" means, collectively, the Series A Preferred, the Series B Preferred and any other class of preferred stock of the Company, or if such outstanding Preferred Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

                  "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public effected through a broker, dealer or market maker pursuant to the provisions of Rule 144 under the Securities Act.

                  "Rosewood Shares" means Stockholder Shares owned by the Rosewood Investors or any of its Permitted Transferees.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Stockholder Shares" means (i) any Common Stock now held or hereafter acquired by the Stockholders, including upon conversion of any shares of Series B Preferred, (ii) Common Stock issued or issuable upon exercise of the Common Options, and (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been sold or acquired in a Public Sale or in an Approved Sale, transferred pursuant to
Section 4(a) or 4(b) hereof or upon the consummation of an Initial Public Offering. For purposes of this Agreement, a Person will be deemed to be a holder of Stockholder Shares whenever such Person has the right to acquire directly or indirectly such Stockholder Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or a general partner of such partnership, association or other business entity.

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                  "Transaction Documents" means, collectively, (i) this
Agreement, (ii) the Registration Rights Agreement, dated as of the date hereof, by and among the parties hereto, (iii) the Restructuring Agreement, (iv) the Tax Sharing Agreement, dated the date hereof, by and between the Company, TSI and each of TSI's subsidiaries party thereto, and (v) the Professional Services Agreement, dated as of December 10, 1996, by and among TSI and an Affiliate of BRS, in each case, as the same may be amended, restated or modified from time to time.

                  "TSI Common Stock" means, collectively, the TSI Class A Common, the Class B Common Stock, par value $.001 per share, of TSI, and any other class of common stock of TSI, or if such outstanding TSI Common Stock is hereafter changed into or exchanged for different securities of TSI, such other securities.

                  "Unaffiliated Third Party" means any Person who, immediately prior to the contemplated transaction (i) does not own in excess of 5% of the Common Stock on a fully diluted basis (a "5% Owner"), (ii) is not controlling, controlled by or under common control with any such 5% Owner and (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

                  2.       BOARD OF DIRECTORS.

                  (a) Until the provisions of this Section 2 cease to be effective, to the extent permitted by law, each Stockholder shall vote all voting securities of the Company over which such Stockholder has voting control, and shall take all other necessary or desirable actions within such Stockholder's control (whether in such Stockholder's capacity as a Stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in Person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and Stockholder meetings), so that:

                  (i) the authorized number of directors on the Board shall be established at six directors;

                  (ii)     the following Persons shall be elected to the Board:

                           (A) for so long as BRS holds at least 10% of the Stockholder Shares held by it as of the date hereof, two (2) representatives designated by BRS determined by a vote or consent of the holders of a majority of the BRS Shares (the "BRS Directors");

                           (B) Mark Smith, for so long as he is then acting and duly elected Chief Executive Officer of the Company and willing and capable to serve as a director, and after such time, one individual determined by the vote or consent of Stockholders owning a majority of the Executive Shares, voting together as a single class (the "Executive Director");

                           (C) for so long as the Farallon Investors hold, in the aggregate, at least 10% of the aggregate number of Stockholder Shares held by them as of the date

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                  hereof, one (1) representative designated by the Farallon
                  Investors determined by a vote or consent of the holders of a majority of the Farallon Shares (the "Farallon Director"); and

                           (D) two (2) representatives designated by the holders of the Class A Common, determined by the vote or consent of the holders of a majority of the Class A Common, who shall initially be Paul N. Arnold and Keith Alessi (each, an "Independent Director").

                  (iii) the composition of the board of directors of TSI shall be the same as the composition of the Board and the composition of the board of directors of each of the Company's other direct or indirect Subsidiaries (a "Sub Board") shall be as determined by the Board;

                  (iv) the Board shall create a Compensation Committee, which shall consist of two BRS Directors and the Executive Director, which shall have the duties and functions set forth in the Company's by-laws;

                  (v) any committees of the Board or a Sub Board (other than the Compensation Committee) shall be created only upon the approval of a majority of the members of the Board and the composition of each such committee (if any) shall consist of at least one BRS Director;

                  (vi) any BRS Director, Executive Director, Farallon Director or Independent Director shall be removed from the Board, a Sub Board or any committee thereof (with or without cause) at the written request of the Stockholder or Stockholders which have the right to designate such director hereunder, but only upon such written request and under no other circumstances (in each case, determined on the basis of a vote or consent of the Stockholders referred to in clause (ii)(A),
         (ii)(B), (ii)(C) or (ii)(D) as the case may be);

                  (vii) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board or a Sub Board or any committee thereof during such representative's term of office, the resulting vacancy on the Board or such Sub Board or committee shall be filled by a representative designated by the Stockholders referred to in clause (ii)(A), (ii)(B), (ii)(C), or
         (ii)(D), as the case may be; and

                  (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director or observer in connection with attending the meetings of the Board or any Sub Board and any committee thereof. In addition, the Company shall pay such additional compensation to directors who are not employees of the Company or any of its Subsidiaries as the Board so determines.

                  (c) The provisions of this Section 2 shall terminate automatically and be of no further force and effect upon the consummation of an Initial Public Offering.

                  (d) If any party fails to designate a representative to fill a directorship pursuant to the terms of this Section 2, the election of a Person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law (provided that such

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party may subsequently remove and replace such Person). In the event that any provision of the Company's bylaws or articles of incorporation is inconsistent with any provision of this Section 2, the Stockholders shall take such action as may be necessary to amend any such provision in the Company's bylaws or certificate of incorporation to remedy such inconsistency.

                  (e) The Company shall give (i) each of Robert Giardina, Alexander Alimanestianu, and Richard Pyle (all of whom are Executives, each, an "Observer") (for so long as each such Observer owns at least 10% of the Stockholder Shares held by him as of the date hereof) and (ii) Canterbury Mezzanine and Canterbury Detroit (so long as each of Canterbury Mezzanine and Canterbury Detroit owns at least 10% of the Stockholder Shares held by it) written notice of each meeting of the Board, at the same time and in the same manner as notice is given to the directors, and the Company shall permit each Observer and a representative of Canterbury Mezzanine and Canterbury Detroit, taken as a group, to attend, as an observer, all such meetings unless attendance at such meeting, in the Board's reasonable judgment, would create a conflict of interest for such representative or Observer; provided, that in the case of telephonic meetings, such representative or Observer need receive only actual notice thereof at the same time and in the same manner as notice is given to the directors, and such representative or Observer shall be given the opportunity to listen to such telephonic meetings. The representative of Canterbury Mezzanine and Canterbury Detroit and each Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors of the Company in connection with such meetings at the same time such materials and information are given to such directors unless, in the Board's reasonable judgment, receipt of such materials would create a conflict of interest by such representative or Observer. The Company shall give written notice of any action by written consent in lieu of a meeting of directors to such representative or Observer prior to the effective date of such consent describing in reasonable detail the nature and substance of such action.

                  3. REPRESENTATIONS AND WARRANTIES. Each Stockholder represents and warrants that (a) effective as of the date hereof such Stockholder is the record owner of the number of Stockholder Shares and Preferred Shares set forth opposite its name on Schedule A attached hereto (assuming all such shares and options therefor have become fully vested), (b) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (c) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any such proxy or become party to any such voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                  4.       RESTRICTIONS ON TRANSFER.

                  (a) Tag Along Rights. Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least 30 days prior to any sale, transfer, assignment, pledge or other disposal (a "Transfer") of Stockholder Shares or Preferred Shares by BRS, BRS shall deliver a written notice (the "Sale Notice") to the Company and the Other Stockholders, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the

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contemplated Transfer by delivering written notice to BRS within 15 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, BRS and such Other Stockholders shall be entitled to sell in the contemplated Transfer, at the same price (provided that the price of any share of Series B Preferred Transferred by any such Stockholder pursuant to this Section 4(a) shall equal 35% of the price of any share of Series A Preferred specified in the Sale Notice) and on the same terms:

                           (x) with respect to Stockholder Shares, a number of
Stockholder Shares equal to the product of (i) the quotient determined by dividing the number of Stockholder Shares owned by such Person by the aggregate number of Stockholder Shares owned by all Stockholders participating in such Transfer and (ii) the aggregate number of Stockholder Shares to be sold in the contemplated Transfer; and

                           (y)      (A)      with respect to shares of Series A
Preferred to be so transferred by all such Stockholders, a number of shares of Series A Preferred equal to the product of (i) the quotient determined by dividing (1) the number of shares of Series A Preferred owned by such Person by
(2) the sum of the aggregate number of shares of Series A Preferred plus .35 times the number of shares of Series B Preferred (the "Preferred Base Amount"), in each case owned by all Stockholders participating in such Transfer and (ii) the aggregate number of Preferred Shares to be sold in the contemplated Transfer;

                                    (B)      with respect to shares of Series B
Preferred, a number of shares of Series B Preferred to be so Transferred by all such Stockholders if such Stockholders do not hold any share of Series A Preferred equal to the product of (1) the quotient determined by dividing (A) the number of shares of Series B Preferred owned by such Person by (2) the Preferred Base Amount and (ii) the aggregate number of Preferred Shares to be sold in the contemplated Transfer;

provided, that (1) if the Sale Notice includes a Transfer of both Stockholder Shares and Preferred Shares and any Other Stockholder elects to participate in such Transfer, such Other Stockholder must sell the number of Preferred Shares calculated in accordance with clause (y) (or if such Stockholder holds a lesser number of Preferred Shares, all Preferred Shares held by such Stockholder) and
(2) it being understood that if holders of Series B Preferred participated in any Transfer of Preferred Shares as a result of the formulae set forth in clause
(y) above, the aggregate number of Preferred Shares so Transferred will not equal the number of Preferred Shares specified in the Sale Notice.

                  (b)      First Offer Rights.

                  (i) Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least thirty (30) days prior to any Transfer of Stockholder Shares by any Stockholder (other than holders of BRS Shares, Farallon Shares, or Rosewood Shares), the Stockholder making such Transfer (the "Transferring Stockholder") shall deliver a written notice (the "Transfer Notice") to the Company and the Investors specifying in reasonable detail the number of shares proposed to be transferred (the "Transfer Shares"), the proposed purchase price and the other terms and conditions of the Transfer. The Company may elect to purchase all (but not less than all)

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         of the Transfer Shares upon the same terms and conditions as those set forth in the Transfer Notice, by delivering a written notice of such election to the Transferring Stockholder within fifteen (15) days after the Transfer Notice has been delivered to the Company. If the Company has not elected to purchase all of the Transfer Shares, the Investors (or their designees) may elect to purchase all (but not less than all) of the Transfer Shares, upon the same terms and conditions as those set forth in the Transfer Notice, by giving written notice of such election to the Transferring Stockholder within 15 days after the Transfer Notice has been given to the Investors. If each of the Investors elects to purchase the Transfer Shares, the Transfer Shares to be purchased by each Investor shall be allocated among the Investors based upon the relative number of Stockholder Shares then held by each such Investor unless otherwise agreed upon by the Investors. If neither the Company nor the Investors elects to purchase all of the Transfer Shares specified in the Transfer Notice, then the Transferring Stockholder may transfer the Transfer Shares specified in the Transfer Notice at a price and on terms in the aggregate not materially more favorable to the transferee(s) thereof than specified in the Transfer Notice during the 90-day period immediately following the date on which the Transfer Notice has been given to the Company and the Investors. Any Transfer Shares not transferred within such 90-day period will continue to be subject to the provisions of this Section 4(b)(i) upon any subsequent proposed Transfer.

                  (ii) Subject to Sections 4(c) and 4(d) and other than in connection with a Public Sale or Approved Sale, at least thirty (30) days prior to Transfer of any Stockholder Shares by any Rosewood Investor or any Farallon Investor, such Rosewood Investor or such Farallon Investor shall deliver written notice (any such notice, the "Farallon/Rosewood Sale Notice") to BRS specifying in reasonable detail the number of shares proposed to be transferred (the "Proposed Shares"). Upon receipt of the Farallon/Rosewood Sale Notice, BRS shall within thirty (30) days deliver a written offer to such Rosewood Investor or such Farallon Investor, as the case may be, to purchase the Proposed Shares specifying in reasonable detail the amount and type of consideration to be offered for the Proposed Shares and the other terms and conditions of such offer (the "BRS Repurchase Notice"). Upon receipt of the BRS Repurchase Notice, such Rosewood Investor or such Farallon Investor, as the case may be, shall within ten (10) days deliver to BRS a written acceptance or rejection of the offer contained in the Repurchase Notice. If such Rosewood Investor or such Farallon Investor, as the case may be, rejects the offer contained in the BRS Repurchase Notice, such Rosewood Investor or such Farallon Investor, as the case may be, may transfer the Proposed Shares specified in the applicable Farallon/Rosewood Sale Notice at a price and on terms in the aggregate materially not more favorable to the transferee(s) thereof than specified in the BRS Repurchase Notice during the 90-day period immediately following the date on which the Farallon/Rosewood Sale Notice has been given to BRS. Any Proposed Shares not transferred within such 90-day period will continue to be subject to the provisions of this Section 4(b)(ii) upon any subsequent proposed Transfer.

                  (iii) Any purchase by the Company and/or the Investors pursuant to this Section 4(b) shall be closed at the Company's executive offices within (x) 45 days after the Transfer Notice (in the case of purchase pursuant to Section 4(b)(i)) or (y) 30 days after the acceptance by the applicable Rosewood Investor or the applicable Farallon

         Investor, as the case may be, of the offer set forth in the BRS Repurchase Notice pursuant to Section 4(b)(ii). At the closing, the purchaser or purchasers shall pay the purchase price by certified check or wire transfer of immediately available funds, and the seller or sellers shall deliver the certificate or certificates (or duly executed affidavits of lost certificates in accordance with the Certificate of Incorporation) representing the Stockholder Shares and/or Preferred Shares, as the case may be, to such purchaser or purchaser or their nominees, accompanied by duly executed stock powers.

                  (c) Permitted Transfers. The restrictions contained in this Section 4 shall not apply with respect to any Transfer of Stockholder Shares (or Preferred Shares, to the extent this Section 4 applies to Preferred Shares) by any Stockholder (i) in the case of an individual Stockholder, pursuant to applicable laws of descent and distribution or among such Stockholder's Family Group, (ii) in the case of holders of the BRS Shares and its Permitted Transferees, (A) among their Affiliates, partners and employees (provided that in the case of a distribution to BRS' partners, such distribution shall be made pro rata to all such partners in accordance with the terms of its agreement of limited partnership), (B) to any employee, prospective employee, director or prospective director of the Company or any Subsidiary of the Company as incentive compensation, (C) to any former or prospective employee, director or prospective director of BRS or any Affiliate of BRS or (D) to any BRS Investor or BRS, (iii) in the case of any Canterbury Investor, any Rosewood Investor, any Farallon Investor or CapitalSource and their respective Permitted Transferees, (A) among their respective Affiliates, members and partners (provided that in the case of a distribution to any Farallon Investor's, any Rosewood Investor's, any Canterbury Investor's or any CapitalSource's members or partners, such distribution shall be made pro rata to all such partners in accordance with the terms of their respective agreements of limited partnership or limited liability operating agreements) and (B) to any employee, director or prospective director of the Company or any Subsidiary of the Company as incentive compensation, (iv) in the case any Canterbury Investor or CapitalSource, in the ordinary course of its business and in accordance with applicable law, to an Affiliate of such Person or to one or more banks or other financial institutions or entities which are not then in direct competition with the Company only if such Canterbury Investor or CapitalSource is required to do so pursuant to its applicable agreement of limited partnership or limited liability operating agreement or in connection with any dissolution of such Person pursuant to its agreement of limited partnership or limited liability operating agreement, or (v) in the case of any Farallon Investor, to another Farallon Investor; provided, that in each case set forth above, the rights and restrictions contained in this Section 4 shall continue to be applicable to such Stockholder Shares or Preferred Shares, as the case may be, after any such Transfer as if such Stockholder Shares or Preferred Shares, as the case may be, were held by the transferor; and provided further, that the transferees of such Stockholder Shares or Preferred Shares, as the case may be, shall have agreed in writing to be bound by the provisions of this Agreement which affect the Stockholder Shares or Preferred Shares, as the case may be, so transferred by executing a joinder in substantially the form attached hereto as Exhibit A. All transferees permitted under this Section 4(c) are collectively referred to herein as "Permitted Transferees."

                  (d) Termination of Restrictions. The restrictions set forth in this Section 4 shall continue with respect to each Stockholder Share or Preferred Share until the earlier of (i) the Transfer of such Stockholder Share or Preferred Share in a Public Sale or an Approved Sale, (ii) the consummation of a an Initial Public Offering or (iii) the Transfer of such Stockholder

Share or Preferred Share (other than to another Stockholder or the Company) pursuant to Section 4(a) or 4(b) hereof. In addition, the provisions of this
Section 4 shall terminate on the date on which BRS holds less than 10% of the Stockholder Shares held by it as of the date hereof

                  5.       SALE OF THE COMPANY.

                  (a) In the event of an Approved Sale, each Stockholder will (i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale was arranged, (ii) waive any dissenter's rights and other similar rights, and (iii) if the Approved Sale is structured as a sale of stock, each Stockholder will agree to sell its Stockholder Shares and Preferred Shares on the terms and conditions of the Approved Sale. Each Stockholder will take all reasonably necessary and desirable actions as directed by the Board and the holders of a majority of the BRS Shares in connection with the consummation of any Approved Sale, including, without limitation, executing the applicable purchase agreements, which shall include customary and reasonable representations, warranties, indemnities and contribution rights (provided that any such indemnification or contribution obligations of any Stockholder shall be limited to the total consideration received by such Stockholder in connection with such Approved Sale).

                  (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the Other Stockholders (other than the Canterbury Investors, the Farallon Investors, the Rosewood Investors and CapitalSource, who shall act on their own behalf) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any Other Stockholder appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Other Stockholder declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative (reasonably acceptable to the Company), and such holder will be responsible for the fees of the purchaser representative so appointed.

                  (c) All Stockholders will bear their pro rata share (based upon the number of shares sold) of the reasonable costs of any sale of Stockholder Shares and Preferred Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all selling Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Stockholder on its own behalf will not be considered costs of the transaction hereunder.

                  (d) This Section 5 shall automatically terminate upon the earlier of (i) the consummation of a Initial Public Offering or (ii) the date on which BRS hold less than 20% of the Common Stock on a fully diluted basis.

                  6. PREEMPTIVE RIGHTS. Except for issuances of Common Stock upon exercise of any Common Options or upon conversion of the Series B Preferred, if the Company issues any equity securities or any securities containing options or rights to acquire any equity securities or any securities convertible or exchangeable for equity securities in each case, after the date hereof to any Person (other than the Executives) (the "Offeree"), the Company will offer to sell to each Stockholder, a number of such securities ("Offered Shares") so that the Ownership Ratio immediately after the issuance of such securities for each Stockholder would be equal to the Ownership Ratio for such Stockholder immediately prior to such issuance of securities. The Company shall give each Stockholder at least 30 days prior written notice of any proposed issuance, which notice shall disclose in reasonable detail the proposed terms and conditions of such issuance (the "Issuance Notice"). Each Stockholder will be entitled to purchase such securities at the same price, on the same terms, and at the same time as the securities are issued to the Offeree by delivery of written notice to the Company of such election within 15 days after delivery of the Issuance Notice (the "Election Notice"); provided, that if more than one type of security was issued, each Stockholder shall, if it exercises its rights pursuant to this Section 6, purchase such securities in the same ratio as issued. If any of the Stockholders have elected to purchase any Offered Shares, the sale of such shares shall be consummated as soon as practical (but in any event within 10 days) after the delivery of the Election Notice. In the event any Stockholder elects not to exercise its rights pursuant to this Section 6, no other Stockholder shall have the right to purchase the securities offered to such Stockholder. This Section 6 will terminate automatically, and be of no further force and effect, upon the consummation of a Initial Public Offering. The parties hereto that were party to the Existing TSI Shareholders Agreement hereby waive any and all rights to which such parties were entitled under
Section 6 of the Existing TSI Shareholders Agreement with respect to the issuance of TSI Class A Common to the Company on the date hereof as part of the Restructuring.

                  7. LEGEND. In addition to any legend required by any other Transaction Document, each certificate evidencing Stockholder Shares or Preferred Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares or Preferred Shares (if such shares remain Stockholder Shares or Preferred Shares, as the case may be, as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE], AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY 4, 2004 BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Stockholder Shares or Preferred Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares or Preferred Shares, as the case may be.

                  8. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                  9.       TRANSFER OF STOCKHOLDER SHARES.

                  (a)      Stockholder Shares are transferable only pursuant to
(i) public offerings registered under the Securities Act, (ii) subject to the provisions of Section 4 above, Rule 144, Rule 144A or Rule 701 (or any similar rule or rules then in effect) of the Securities and Exchange Commission if such rule is available, (iii) Section 4(c), and (iv) subject to Section 4 and Section 9(b) below, any other legally available means of Transfer.

                  (b) In connection with the Transfer of any Stockholder Shares other than a Transfer described in clause (i) or (ii) of Section 9(a) above, the holder thereof shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with an opinion of counsel reasonably acceptable to the Company to the effect that such Transfer of Stockholder Shares may be effected without registration of such Stockholder Shares under the Securities Act. In addition, if the holder of the Stockholder Shares delivers to the Company an opinion of counsel that no subsequent Transfer of such Stockholder Shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such Stockholder Shares which do not bear the legend set forth in Section 6 above. If the Company is not required to deliver new certificates for such Stockholder Shares not bearing such legend, the holder thereof shall not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this
Section 9 and Section 7 above.

                  (c) Upon the request of a holder of Stockholder Shares, the Company shall promptly supply to such Person or its prospective transferees all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A (or any similar rule or rules then in effect) of the Securities and Exchange Commission.

                  (d) Upon the request of any holder of Stockholder Shares, the Company shall remove the legend set forth in Section 7 above from the certificates for such holder's Stockholder Shares (or the eligible portion thereof); provided, that such Stockholder Shares have been either registered under the Securities Act or are eligible for sale pursuant to Rule 144 (or any similar rule or rules then in effect) of the Securities and Exchange Commission.

                  10. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company or the holders of not less than 70% of the Stockholder Shares, respectively; provided, that no such amendment or action which materially adversely affects any one or more Stockholder(s) (whether as holders of Stockholder Shares or Preferred Shares) shall be effective against such Stockholder(s) without the prior written consent of each such Stockholder. For avoidance of doubt, an amendment to add another party to this Agreement is not an action which, in and of itself, affects any Stockholder materially adversely. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  11. AFFILIATE TRANSACTIONS. The Company will not, and will not permit any of its Subsidiaries, to enter into any transaction or series of transactions after the date hereof, whether or not in the ordinary course of business with any Affiliate or 5% Owner (or any Affiliate of such 5% Owner); provided, that the foregoing shall not apply to (i) the declaration and payment of dividends approved by the Board, (ii) employment arrangements with any Executive or employees of the Company entered into in the ordinary course of business, (iii) any transactions expressly permitted or contemplated by any Transaction Document, or (iv) any transaction consented to by not less than 70% of the Stockholder Shares excluding for purposes of this clause (iv) Stockholder Shares held by such Affiliate or 5% Owner).

                  12. OWNERSHIP OF TSI. The Company will at all times own 100% of the issued and outstanding common voting capital stock of TSI.

                  13. STOCKHOLDER VOTING AT TSI. On any occasion that the Company, as stockholder of TSI, would be required to vote the TSI Common Stock owned by the Company to approve or not to approve any action to be taken by TSI as recommended by the board of directors of TSI (other than in connection with any amendment of the certificate of incorporation or bylaws of TSI (provided, that no such amendment shall change the applicable percentage stockholder vote under the Business Corporation Law of the State of New York (the "NYBCL")) or, subject to subsection 2(a)(iii) above, with respect to the election of the directors of TSI), the Board shall cause such vote to be presented to the Stockholders for their determination and the Company shall vote the TSI Common Stock in accordance with the outcome of such vote of the Stockholders, with the determination of whether such vote passes or fails to pass made in accordance with the provisions of the NYBCL; provided, that if any such vote is to consider an Approved TSI Sale, the Board shall determine how the Company shall vote the TSI Common Stock and shall not be required to present such vote to the Stockholders.

                  14.      MISCELLANEOUS.

                  (a) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (b) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the other Transaction Documents embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Existing TSI Shareholders Agreement which is hereby terminated in its entirety by the parties hereto and shall have no further force and effect as of the date hereof.

                  (c) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares; it being understood that any transferee of Stockholder Shares or Preferred Shares pursuant to Section 4(a) or 4(b) (other than Stockholders) shall not succeed to the rights or obligations of the transferor hereunder.

                  (d) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in his/her/its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                  (f) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company:

                           Town Sports International Holdings, Inc.
                           888 Seventh Avenue, 25th Floor
                           New York, New York 10106
                           Attention: Alex Alimanestianu
                           Facsimile No.: (212) 664-8906

                           With copies to (which shall not constitute notice to
the Company):

                           Bruckmann, Rosser, Sherrill & Co., Inc.
                           126 East 56th Street, 29th Floor
                           New York, New York  10022
                           Attention: Rice Edmonds
                           Facsimile No.: (212) 521-3799

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, New York 10022-4611
                           Attention: Eunu Chun, Esq.
                           Facsimile No.: (212) 446-4900

                  To BRS or any BRS Investor:

                           Bruckmann, Rosser, Sherrill & Co., Inc.
                           126 East 56th Street, 29th Floor
                           New York, New York 10022
                           Attention: Rice Edmonds
                           Facsimile No.: (212) 521-3799

                           With a copy to (which shall not constitute notice to
BRS or any BRS Investor):

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, New York 10022-4611
                           Attention: Eunu Chun, Esq.
                           Facsimile No.: (212) 446-4900

                  To any Farallon Investor:

                           Farallon Capital Management, L.L.C.
                           One Maritime Plaza, Suite 1325
                           San Francisco, California 94111
                           Attention: Mark Wehrly
                           Facsimile No.: (415) 421-2133

                           With a copy to (which shall not constitute notice to
any Farallon Investor):

                           Richards Spears Kibbe & Orbe LLP
                           World Financial Center, 29th Floor
                           New York, New York 10281
                           Attention: Jahangier Sharifi, Esq.
                           Facsimile No.: (212) 530-1801

                  To any Rosewood Investor:

                           Rosewood Capital Partners, L.P.
                           One Maritime Plaza
                           Suite 1330
                           San Francisco, California 94111
                           Attention: Kyle A. Anderson
                           Facsimile No.: (415) 362-1192

                           With a copy to (which shall not constitute notice to
any Rosewood Investor):

                           Preston Gates & Ellis, LLP
                           One Maritime Plaza
                           Suite 2400
                           San Francisco, California 94111
                           Attention: Lawrence B. Low, Esq.
                           Facsimile No.: (415) 788-8819

                  To Canterbury Mezzanine:

                           Canterbury Mezzanine Capital, L.P.
                           600 Fifth Avenue, 23rd Floor
                           New York, New York 10020
                           Attention: Patrick N. W. Turner
                           Facsimile No.: (212) 332-1584

                           With a copy to (which shall not constitute notice to
Canterbury Mezzanine):

                           Loeb & Loeb LLP
                           345 Park Avenue
                           New York, New York 10154
                           Attention: Stan Johnson, Esq.
                           Facsimile No.: (212) 407-4990

                  To Canterbury Detroit:

                           Canterbury Detroit Partners, L.P.
                           600 Fifth Avenue, 23rd Floor
                           New York, New York 10020
                           Attention: Patrick N. W. Turner
                           Facsimile No.: (212)332-1584

                           With a copy to (which shall not constitute notice to
Canterbury Detroit):

                           Loeb & Loeb LLP

                           345 Park Avenue
                           New York, New York 10154
                           Attention: Stan Johnson, Esq.
                           Facsimile No.: (212) 407-4990

                  To CapitalSource:

                           CapitalSource Holdings LLC
                           4445 Willard Avenue, 12th Floor
                           Chevy Chase, Maryland 20815
                           Attention: Corporate Finance Group, Managing Director
                                      Corporate Finance Group, General Counsel

                           Facsimile No.: (301) 841-2360 and (301) 841-2380

                  To any of the Executives, Alessi or Arnold:

                           c/o Town Sports International, Inc.
                           888 Seventh Avenue, 25th Floor
                           New York, New York 10106
                           Facsimile No.: (212) 664-8906

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

                  (g) Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (i) Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                  (j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   TOWN SPORTS INTERNATIONAL, INC.

                                   By: /s/ Richard Pyle
                                       ----------------------------
                                       Name: Richard Pyle
                                       Title: Chief Financial Officer

                                   TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                   By: /s/ Richard Pyle
                                       ----------------------------
                                       Name: Richard Pyle
                                       Title: Chief Financial Officer

                                   BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                   By: BRS Partners, Limited Partnership
                                   Its: General Partner

                                   By:  BRSE Associates, Inc.
                                   Its: General Partner

                                   By: /s/ Paul R. Kaminski
                                       ----------------------------
                                       Name: Paul R. Kaminski
                                       Title: Secretary

                                   FARALLON CAPITAL PARTNERS, L.P.

                                   By:  Farallon Partners, L.L.C.
                                   Its: General Partner

                                   By: /s/ Monica R. Landry
                                       ----------------------------
                                       Name: Monica R. Landry
                                       Title: Managing Member

                                   FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

                                   By:  Farallon Partners, L.L.C.
                                   Its: General Partner

                                   By: /s/ Monica R. Landry
                                       ------------------------------
                                       Name: Monica R. Landry
                                       Title: Managing Member

                                   RR CAPITAL PARTNERS, L.P.

                                   By:  Farallon Partners, L.L.C.
                                   Its: General Partner

                                   By: /s/ Monica R. Landry
                                       ------------------------------
                                       Name: Monica R. Landry
                                       Title: Managing Member

                                   FARALLON CAPITAL INSTITUTIONAL PARTNERS II,
                                   L.P.

                                   By:  Farallon Partners, L.L.C.
                                   Its: General Partner

                                   By: /s/ Monica R. Landry
                                       ------------------------------
                                       Name: Monica R. Landry
                                       Title: Managing Member

                                   CANTERBURY DETROIT PARTNERS, L.P.

                                   By:  Canterbury Detroit, LLC
                                   Its: General Partner

                                   By: /s/ Patrick Turner
                                       ------------------------------
                                       Name: Patrick Turner
                                       Title: Manager

                                   CANTERBURY MEZZANINE CAPITAL, L.P.

                                   By:  Canterbury Capital, LLC
                                   Its: General Partner

                                   By: /s/ Patrick Turner
                                       -----------------------------
                                       Name: Patrick Turner
                                       Title: Manager

                                   ROSEWOOD CAPITAL, L.P.

                                   By: /s/ Kevin Reilly
                                       -----------------------------
                                       Name: Kevin Reilly
                                       Title: Principal

                                   ROSEWOOD CAPITAL IV, L.P.

                                   By: /s/ Kevin Reilly
                                       -----------------------------
                                       Name: Kevin Reilly
                                       Title: Principal

                                   ROSEWOOD CAPITAL IV ASSOCIATES, L.P.

                                   By: /s/ Kevin Reilly
                                       ------------------------------
                                       Name: Kevin Reilly
                                       Title: Principal

                                   CAPITALSOURCE HOLDINGS LLC

                                   By: /s/ Joseph Turitz
                                       ------------------------------
                                       Name: Joseph Turitz
                                       Title: General Counsel

                                   /s/ Keith Alessi
                                   ----------------------------------
                                   KEITH ALESSI

                                   /s/ Paul Arnold
                                   ---------------------------------
                                   PAUL ARNOLD

                          [BRS INVESTOR SIGNATURE PAGE]

                                   /s/ Stephen Sherrill
                                   -----------------------------------------
                                   Stephen Sherrill, as Attorney-in-Fact for
                                   each of the following Investors:

                                   Bruce Bruckmann
                                   Elizabeth McShane
                                   Beverly Place
                                   D. Bruckmann
                                   BCB Partnership
                                   NAZ Partnership
                                   Harold O. Rosser
                                   Virgil Sherrill
                                   Stephen Sherrill
                                   Nancy Zweng
                                   Paul D. Kaminski

                                   Merrill Lynch Pearce Fenner & Smith,
                                   Custodian for the Benefit of Paul D. Kaminski IRA

                           [EXECUTIVE SIGNATURE PAGE]
                                   /s/ Mark Smith
                                   --------------------------------------------
                                   Mark Smith

                                   /s/ Robert Giardina
                                   --------------------------------------------
                                   Robert Giardina

                                   /s/ Richard Pyle
                                   --------------------------------------------
                                   Richard Pyle

                                   /s/ A. Alimanestianu
                                   --------------------------------------------
                                   A. Alimanestianu

                                   /s/ Debbie Smith
                                   --------------------------------------------
                                   Debbie Smith

                                   /s/ Carol Cornbill
                                   --------------------------------------------
                                   Carol Cornbill

                                   /s/ Edward Trainor
                                   --------------------------------------------
                                   Edward Trainor

                                   /s/ Robert Calvo
                                   --------------------------------------------
                                   Robert Calvo

                                   /s/ Maggie Stevens
                                   ------------------------------------------
                                   Maggie Stevens

                                   /s/ Ray Dewhirst
                                   --------------------------------------------
                                   Ray Dewhirst

                                   /s/ Nina Duchaine
                                   --------------------------------------------
                                   Nina Duchaine

                           [EXECUTIVE SIGNATURE PAGE]

                                   /s/ Heinz Ritschard
                                   --------------------------------------------
                                   Heinz Ritschard

                                   /s/ Peter Bazzell
                                   --------------------------------------------
                                   Peter Bazzell

                                   /s/ Felicia Bachiccio
                                   --------------------------------------------
                                   Felicia Bachiccio

                                   SCHEDULE A

                             STOCKHOLDER SECURITIES

                                                        STOCKHOLDER                    STOCKHOLDER
                 STOCKHOLDER                           TSI SECURITIES               COMPANY SECURITIES
---------------------------------------------    ---------------------------    -------------------------
Bruckmann, Rosser, Sherrill & Co., L.P.          104,330.35 TSI Series A        104,330.35 Company
                                                 Preferred                      Series A Preferred

                                                 504,456.01 TSI Class A         504,456.01 Company
                                                 Common                         Class A Common

Bruce Bruckmann                                  2,112.63 TSI Series A          2,112.63 Company Series A
                                                 Preferred                      Preferred

                                                 10,214.93 TSI Class A          10,214.93 Company Class A
                                                 Common                         Common

Elizabeth McShane                                33.08 TSI Series A             33.08 Company Series A
                                                 Preferred                      Preferred

                                                 159.97 TSI Class A             159.97 Company Class A
                                                 Common                         Common

Beverly Place                                    33.08 TSI Series A             33.08 Company Series A
                                                 Preferred                      Preferred

                                                 159.97 TSI Class A             159.97 Company Class A
                                                 Common                         Common

D. Bruckmann                                     282.92 TSI Series A            282.92 Company Series A
                                                 Preferred                      Preferred

                                                 1,367.96 TSI Class A           1,367.96 Company Class A
                                                 Common                         Common

BCB Partnership                                  121.71 TSI Series A            121.71 Company Series A
                                                 Preferred                      Preferred

                                                 588.48 TSI Class A             588.48 Company Class A
                                                 Common                         Common

NAZ Partnership                                  58.73 TSI Series A             58.73 Company Series A
                                                 Preferred                      Preferred

                                                 283.97 TSI Class A             283.97 Company Class A
                                                 Common                         Common

Harold O. Rosser                                 424.44 TSI Series A            424.44 Company Series A
                                                 Preferred                      Preferred

                                                 2,052.23 TSI Class A           2,052.23 Company Class A
                                                 Common                         Common

Virgil Sherrill                                  1,414.59 TSI Series A          1,414.59 Company Series A
                                                 Preferred                      Preferred

                                                 6,839.79 TSI Class A           6,839.79 Company Class A
                                                 Common                         Common

Stephen Sherrill                                 2,178.79 TSI Series A          2,178.79 Company Series A
                                                 Preferred                      Preferred

                                                 10,534.87 TSI Class A          10,534.97 Company Class A
                                                 Common                         Common

Nancy Zweng                                      84.91 TSI Series A             84.91 Company Series A
                                                 Preferred                      Preferred

                               Schedule A, Page 1

                                                        STOCKHOLDER                    STOCKHOLDER
                 STOCKHOLDER                           TSI SECURITIES               COMPANY SECURITIES
---------------------------------------------    ---------------------------    -------------------------
                                                 410.56 TSI Class A             410.56 Company Class A
                                                 Common                         Common

Paul D. Kaminski                                 238.47 TSI Series A            238.47 Company Series A
                                                 Preferred                      Preferred

                                                 1,153.04 TSI Class A           1,153.04 Company Class A
                                                 Common                         Common

Merrill Lynch Pearce Fenner & Smith Custodian    95.39 TSI Series A             95.39 Company Series A
for the Benefit of Paul D. Kaminski IRA          Preferred                      Preferred

                                                 461.22 TSI Class A             461.22 Company Class A
                                                 Common                         Common

Farallon Capital Partners, L.P.                  14,365.91 TSI Series A         14,365.91 Company Series
                                                 Preferred                      A Preferred

                                                 94,532.02 TSI Class A          94,532.02 Company Class A
                                                 Common                         Common

Farallon Capital Institutional Partners, L.P.    16,418.18 TSI Series A         16,418.18 Company Series
                                                 Preferred                      A Preferred

                                                 108,036.59 TSI Class A         108,036.59 Company
                                                 Common                         Class A Common

RR Capital Partners, L.P.                        2,052.27 TSI Series A          2,052.27 Company Series A
                                                 Preferred                      Preferred

                                                 13,504.57 TSI Class A          13,504.57 Company Class A
                                                 Common                         Common

Farallon Capital Institutional Partners II,      8,209.09 TSI Series A          8,209.09 Company Series A
L.P.                                             Preferred                      Preferred

                                                 54,018.30 TSI Class A          54,018.30 Company Class A
                                                 Common                         Common

Keith Alessi                                     591.00 TSI Series A            591.00 Company Series A
                                                 Preferred                      Preferred

                                                 2,857.00 TSI Class A           2,857.00 Company Class A
                                                 Common                         Common

Paul Arnold                                      591.00 TSI Series A            591.00 Company Series A
                                                 Preferred                      Preferred

                                                 2,857.00 TSI Class A           2,857.00 Company Class A
                                                 Common                         Common

Canterbury Mezzanine Capital, L.P.               121,529.24 TSI Class A         121,529.24 Company
                                                 Common                         Class A Common

Canterbury Detroit Partners, L.P.                17,907.62 TSI Class A          17,907.62 Company Class A
                                                 Common                         Common

Rosewood Capital, L.P.                           17,907.62 TSI Class A          17,907.62 Company Class A
                                                 Common                         Common

Rosewood Capital IV, L.P.                        101,890.82 TSI Series B        101,890.82 Company Series
                                                 Preferred                      B Preferred

Rosewood Capital IV Associates, L.P.             7,649.86 TSI Series B          7,649.86 Company Series B
                                                 Preferred                      Preferred

CapitalSource Holdings, LLC                      23,000.00 TSI Class A          23,000.00 Company Class A
                                                 Common                         Common

                               Schedule A, Page 2

                                                        STOCKHOLDER                    STOCKHOLDER
                 STOCKHOLDER                           TSI SECURITIES               COMPANY SECURITIES
---------------------------------------------    ---------------------------    -------------------------
Mark Smith                                       66,125.00 TSI Class A          66,125.00 Company Class A
                                                 Common                         Common

Robert Giardina                                  50,651.00 TSI Class A          50,651.00 Company Class A
                                                 Common                         Common

Richard Pyle                                     42,582.00 TSI Class A          42,582.00 Company Class A
                                                 Common                         Common

Alexander Alimanestianu                          42,011.00 TSI Class A          42,011.00 Company Class A
                                                 Common                         Common

Debbie Smith                                     15,908.00 TSI Class A          15,908.00 Company Class A
                                                 Common                         Common

Carol Cornbill                                   13,428.00 TSI Class A          13,428.00 Company Class A
                                                 Common                         Common

Edward Trainor                                   8,091.00 TSI Class A           8,091.00 Company Class A
                                                 Common                         Common

Robert Calvo                                     2,857.00 TSI Class A           2,857.00 Company Class A
                                                 Common                         Common

Maggie Stevens                                   2,274.00 TSI Class A           2,274.00 Company Class A
                                                 Common                         Common

Ray Dewhirst                                     1,749.00 TSI Class A           1,749.00 Company Class A
                                                 Common                         Common

Nina Duchaine                                    3,603.00 TSI Class A           3,603.00 Company Class A
                                                 Common                         Common

Heinz Ritschard                                  2,332.00 TSI Class A           2,332.00 Company Class A
                                                 Common                         Common

Peter Bazzell                                    1,166.00 TSI Class A           1,166.00 Company Class A
                                                 Common                         Common

Felicia Bochiccio                                63.33 TSI Class A              63.33 Company Class A
                                                 Common                         Common

                               Schedule A, Page 3

                                    EXHIBIT A

                               FORM OF JOINDER TO
                             STOCKHOLDERS AGREEMENT

                  THIS JOINDER to the Stockholders Agreement, dated as of [________], 2004, by and among TOWN SPORTS INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Agreement"), is made and entered into as of _____________, ____ by and between the Company and ____________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

                  WHEREAS, Holder has acquired certain shares of Common Stock ("Holder Stock"), and the Agreement and the Company requires Holder, as a holder of Common Stock, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

                  1. Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Stockholder [AND ______] for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Stockholder Shares for all purposes of the Agreement.

                  2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Holder Stock and the respective successors and assigns of each of them, so long as they hold any shares of Holder Stock.

                  3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  4. Notices. For purposes of Section 12(f) of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                                    [Name]
                                    [Address]
                                    [Facsimile Number]

                  5. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                    TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                    By: ______________________________
                                    Name:
                                    Title:

                                    TOWN SPORTS INTERNATIONAL, INC.

                                    By: ______________________________
                                    Name:
                                    Title:

                                    [HOLDER]

                                    By: ______________________________